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LANDLORD       LEASE dated August 22, 1995, between 112 WEST 34th STREET COMPANY a New York partnership, having an office at 60 East 42nd Street, New York, New York, hereinafter referred to as "Landlord" or "Lessor" and Kleinert's Inc., of New York having its principal place of business at 112 West 34th Street, New York, New York 10120.

TENANT          hereinafter jointly severally and collectively referred to as
               "Tenant" or "Lessee".

SPACE WITNESSETH: The Landlord DOES HEREBY LEASE to Tenant, and Tenant DOES HEREBY TAKE from the Landlord, the space(s) designated Room 1710

TERM substantially as outlined in red on the plan(s) attached hereto, on the Seventeenth RENT (17th) floor(s) of the building known as 112 WEST 34 STREET (hereinafter referred to as "the Building") in the Borough of Manhattan, City, County and State of New York, which space, together with all the fixtures and improvements which, at the commencement of or during the term, are thereto attached (except items not deemed to be included therein and removable by Tenant as provided in Article 6 hereof) is hereinafter referred to as "the premises" or the "demised premises", SUBJECT to mortgages, and ground and underlying leases, as hereinafter provided and UPON and SUBJECT to the covenants, terms and conditions of this Lease, for a term to commence on November 1, 1995, and to end on March 31, 2001, unless terminated prior thereto in the manner hereinafter provided, at the ANNUAL RENT of THREE HUNDRED AND EIGHTY SIX THOUSAND, THREE HUNDRED FORTY AND 00/100 ($386,340.00) DOLLARS FROM 11/1/95 to 9/30/98 and FOUR HUNDRED AND TWELVE THOUSAND, AND NINETY SIX AND 00/100 ($412,096.00) DOLLARS FROM 10/1/98 TO
               3/31/01, which Tenant agrees to pay in United States legal tender, by cash or by good and sufficient check drawn on a New York City Clearinghouse Bank, in equal monthly installments in advance on the first day of each month during said term, at the office of Landlord.

               The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant, as follows:

               1. Tenant shall pay the rent and additional rent as above and as hereinafter provided.

USE 2. Tenant shall use and occupy the premises for Showroom and office for the sale at wholesale only and display of children's wearing apparel and Design Room for manufacture of samples and the premises shall be used for no other purpose by the Tenant or any other person.

               It is the express provision of this lease that the demised premises are rented for showroom and office use only, and the Tenant shall not do any manufacturing therein or retail sales therefrom. The Tenant shall not in connection with its business ship or receive merchandise at regular intervals in any substantial quantity. This restriction includes the specific prohibition against the use of any hand trucks or other wheeled vehicles in the corridors on the floor adjacent to the demised premises or in any other part of the building.
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ASSIGNMENT     3. Tenant shall not assign, mortgage or encumber this agreement, nor underlet, or AND use, suffer or permit the premises or any part hereof to be used by others, without the prior UNDERLETTING written consent of Landlord in each instance. The acceptance of rent from the Tenant after possession is obtained by anyone other than the Tenant shall not constitute a waiver of the provisions hereof. The listing of any name other than that of the Tenant whether on the doors of the premises or on the building directory, or otherwise, shall not operate to vest any right or interest in this lease or in the premises or be deemed to be the written consent of the Landlord mentioned in this Article. It being expressly understood that any such listing is a privilege extended by the Landlord revocable at will by written notice to the Tenant. If this Lease be assigned, or if the premises or any part thereof by underlet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Landlord to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or underletting. In no event shall any permitted sublessee assign or encumber its sublease or further sublet all or any portion of its sublet space, or otherwise suffer or permit to sublet space or any part thereof to be used or occupied by others, without Landlord's prior written consent in each instance. A modification, amendment or extension of a sublease shall be deemed a sublease.

OBSTRUCTIONS   4. The Tenant shall not obstruct or permit the obstruction of the
SIGNS          light, halls, areas, roof, stairways stairway or entrances to the building, and will not affix, erect or inscribe any signs, projections, awnings, signals or advertisements of any kind to any part of the premises including the inside or outside of the windows or doors thereof and will not paint the outside of the doors thereof or the inside or outside of the windows thereof unless and until the style, size, color, construction and
               location thereof have been approved in writing by the Landlord.
               The Landlord shall have the right to withdraw such approval at any time and to require the Tenant to remove any such signs, projections, awnings, signals or advertisements. The Landlord also reserves to itself the sole right to designate the person, firm or corporation which shall do the work of lettering and erecting of any and all signs to be affixed to the premises or the building. In the event that said work is done by the Tenant through any person, firm or corporation, other than that
               designated by the Landlord, the Landlord is hereby given the right to remove said signs without being liable to the Tenant by reason thereof and to charge the cost of so doing to the Tenant as additional rent payable on the first day of the next following month, or at Landlord's option, on the first day of any
               subsequent month.
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ALTERATIONS    5. Tenant shall make no alterations, decorations, additions or
LIENS          improvements in or to the demised premises without Landlord's prior written consent, and then only by contractors or mechanics approved by Landlord. All such work shall be done at such times and in such manner as Landlord may designate. All work done or required to be done by Tenant shall be done with union labor having the proper jurisdictional qualifications and shall comply in all respects and at all times with all applicable laws and governmental regulations and the orders of any organizations having or asserting jurisdiction in the premises.

               (a) Any mechanic's lien filed against the demised premises, or the building of which the same form a part for work claimed to have been done for, or materials claimed to have been furnished to, Tenant, shall be discharged by Tenant within ten (10) days thereafter, by payment in full or, at Tenant's expense, by filing the bond required by law. If Tenant fails to so pay or file any bond, Landlord may pay the amount of said lien or discharge the same by deposit, or otherwise, billing tenant for all expenses in connection therewith as additional rent.

               (b) Nothing in this lease contained shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied by inference or otherwise, to any contractor, sub-contractor, laborer or materialman and architects, engineers and designers for the performance of any labor or the furnishing of any materials for any specific improvement, alteration to, or repair of the demised premises, or any part thereof, or for the demolition or replacement of the demised premises or any part thereof.

               (c) Tenant agrees to obtain and deliver to Landlord, written and unconditional waivers of liens (and agreement that its filed plans may be replaced), for all plans, specifications and drawings for work or materials to be furnished to Tenant at the premises, signed by all architects, engineers and designers to become involved in such work for Tenant; with respect to contractors, subcontractors, materialmen and laborers, and all work or materials to be furnished to Tenant at the premises. Tenant agrees to obtain and deliver to Landlord written and unconditional waivers of mechanics liens upon the premises or the building after payments to the contractors, and subject to any applicable provisions of the Lien Law.

               (d) Prior to commencement of its work in the demised premises, Tenant shall obtain and deliver to Landlord a written letter of authorization, in form satisfactory to Landlord's counsel, signed by architects, engineers and designers to become involved in such work, which shall confirm that any of their drawings or plans are to be removed from any filing with governmental authorities, on request of Landlord(s), in the event that said architect, engineer, surveyor or designer thereafter no longer is providing services with respect to the demised premises.

FIXTURES 6. All fixtures, equipment, improvements and appurtenances attached to, or built into, the space herein demised at the commencement of or during the term, whether by the Landlord at its own expense or at the expense of the Tenant, or by the Tenant, shall be and remain part of the premises and shall not be removed by the Tenant at the end of the term, unless Landlord shall elect otherwise, which election shall be made by giving notice pursuant to the provisions of Article 35 not less than thirty (30) days prior to the expiration or other termination of this lease or any renewal or extension thereof. In the event the Landlord shall elect otherwise, then such fixtures, equipment and appurtenances as the Landlord shall select, shall be removed by the Tenant and Tenant shall restore the demised premises to the original condition, at its own cost and expense prior to the expiration of the term of this lease. All electric, plumbing, heating, sprinkling, telephone, telegraph, communication and radio systems, fixtures and outlets, venetian blinds, partitions, railings, gates, doors, vaults, panelling, molding, shelving, radiator enclosures, corks, rubber, linoleum and composition floors, ventilating, silencing, air-conditioning and cooling equipment, shall be deemed to be included in such fixtures, equipment, improvements and appurtenances. Where not built into the space and if furnished by or at the expense of the Tenant, all removable electric fixtures, carpets, wind deflectors, electric fans, water coolers, furniture, trade fixtures and business equipment shall not be deemed to be included in such fixtures, equipment, improvements and appurtenances, and shall be removed by Tenant and Tenant shall pay the cost of repairing any damage to the premises or the building arising from such removal. All the outside walls of the premises, including corridor walls and the outside entrance doors to the premises, any balconies, terraces or roofs adjacent to the premises, and any space in the premises used for shafts, stacks, pipes, conduits, ducts or other building facilities and the use thereof, as well as access thereto in and through the premises for the purpose of operation, maintenance, decoration and repair, are expressly reserved to the Landlord, and the Landlord has not conveyed any rights to the Tenant therein.

REPAIRS 7. Tenant shall take good care of the premises and fixtures therein and, subject to provisions of Article 5 hereof shall make, as and when needed, as a result of misuse or neglect by Tenant or Tenant's servants, employees, agents, visitors or licensees all repairs in and about demised premises necessary to preserve them in good order and condition, which repairs shall be in quality and class equal to the original work. However, Landlord may repair, at the expense of Tenant, all damage or injury to demised premises, or to the building, or to its fixtures, appurtenances or equipment, done by Tenant or Tenant's servants, employees, agents, visitors or licensees, or caused by moving property of Tenant in or out of the building or by installation or removal of furniture or other property, or resulting from fire, air-conditioning unit or system short circuits, overflow or leakage of water, steam, illuminating gas, sewer gas, sewage or odors, or by frost or by bursting or leaking of pipes or plumbing works, or gas, or from any other cause, due to the carelessness, negligence, or improper conduct of Tenant, or Tenant's servants, employees, agents, visitors or licensees. Except as provided in Article 13 hereof, there shall be no allowance to Tenant for a diminution of rental value, and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to person(s), property or business arising from the making of any repairs, alterations, additions or improvements in or to any portion of the building or the premises, or in or to fixtures, appurtenances or equipment, nor shall there be any liability upon the Landlord for failure to make any repairs, alterations, additions or improvements in or to any portion of the building or demised premises, or in or to fixtures, appurtenances or equipment.

WINDOW
CLEANING 8. Tenant shall require every person engaged by him to clean any window in the premises from the outside, to use the equipment and safety devices required by Section 202 of the Labor Law and the rules of any governmental authority having or asserting jurisdiction.

REQUIREMENT OF
LAW FIRE
INSURANCE      9. Tenant at its expense shall comply with all laws, orders and regulations of any INSURANCE governmental authority having or asserting jurisdiction over the premises, which shall impose any violation, order or duty upon Landlord or Tenant with respect to the premises or the use or occupancy thereof, including, without limitation, compliance in the premises with New York City Local
               Law No. 5 or any similar law. The foregoing shall not require the Tenant to do structural work. Tenant shall not do or permit to be done, any act or thing upon said premises, which will invalidate or be in conflict with fire insurance policies covering the building, and fixtures and property therein, and shall not do or permit to be done, any act or thing upon said premises which shall or might subject the Landlord to any liability or responsibility for injury to any person or persons or to any property by reason of any business or operation being carried on upon said premises; and shall comply with all rules, orders, regulations or requirements of the New York Board of Fire
               Underwriters, or any other similar body, and shall not do, or permit anything to be done, in or upon said premises, or bring or keep anything therein, which shall increase the rate of fire insurance on the building or on property located therein. If by reason of failure of Tenant to comply with the provisions hereof, or if by reason of the nature of the Tenant's occupancy, the fire insurance rate shall at any time be higher than it otherwise would be, then Tenant shall reimburse Landlord, as additional rent hereunder, for that part of all fire insurance premiums thereafter paid by Landlord, which shall have been charged because of such violation or because of such occupancy by Tenant and shall make such reimbursement upon the first day of the month following such outlay by Landlord. That the premises are being used for the purposes set forth in Article 2 hereof shall not relieve Tenant from the foregoing duties, obligations and expenses. In any action or proceeding wherein Landlord and Tenant are parties, a schedule or "make up" of rate for the building or the premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates for said premises, shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rate then applicable to said premises.

SUBORDINATION  10. This lease is and shall remain subject and subordinate to all ground or underlying leases, and mortgages and building loan mortgages which may now or hereafter affect the real property of which the demises premises form a part, or such leases as to which this lease is subordinate, and including but not limited to mortgages affecting any of said ground or underlying leases, whether or not said leases or mortgages also affect other premises, and each and every of the advances which have heretofore been made or which may hereafter be made thereunder, and to all renewals, modifications, consolidations, replacements and extensions thereof. In confirmation of such subordination, Tenant shall execute promptly any instruments or certificates that Landlord may request. Tenant hereby irrevocably constitutes and appoints Landlord the Tenant's attorney-in-fact to execute any such instruments or certificates for and on behalf of Tenant. This clause shall be self-operative.

RULES AND
REGULATIONS    11. Tenant and Tenant's servants, employees, agents, visitors or licensees shall-faithfully comply with the Rules and Regulations attached to and made a part of this lease, and with such further reasonable Rules and Regulations as Landlord at any time may make and communicate in writing to Tenant, which, in the Landlord's judgment, shall be necessary for the reputation, safety, care or appearance of the building, or the preservation of good order therein, or the operation or maintenance of the building, its equipment, or the more useful occupance or the comfort of the Tenants or others in the building. Landlord shall not be liable to Tenant for the violation of any of said Rules and Regulations, or the breach of any covenant or condition in any lease by any other tenant in the building, or for any failure to enforce said
               Rules and Regulations.

PROPERTY LOSS,
LIABILITY      12. Landlord or Landlord's agents shall not be liable for any damage to property entrusted to employees of the building nor for the loss of any property by theft or otherwise. Landlord or Landlord's agents shall not be liable for any injury or damage to persons or property resulting from falling plaster, steam, gas, electricity, water, rain or snow which may leak from any part of said building or from the pipes, appliances or plumbing works of the same or from the street or sub-surface or from any other place or by dampness or any other cause of whatsoever nature, unless caused by or due to the negligence of Landlord; nor shall Landlord be liable for any such damage caused by other tenants or persons in said building, or for interference with the light or other incorporeal hereditaments, or caused by operations in construction of any public or quasi public work; nor shall Landlord be liable for any latent defect in the building. Tenant shall reimburse Landlord as additional rent for all expenses, damages or fines incurred or suffered by Landlord by reason of any breach, violation or nonperformance by Tenant, or Tenant's servants, employees, agents, visitors or licensees. Tenant agrees to look solely to Landlord's estate and interest in the land and building, or the lease of the building or of the land and building, and the demised premises, for the satisfaction of any right or remedy of Tenant for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord, in the event of any liability by Landlord, and no other property or assets of Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship or landlord and tenant hereunder, or Tenant's use and occupancy of the demises premises or any other liability of Landlord to Tenant (except for negligence).

DESTRUCTION
FIRE OR OTHER
CAUSE 13. If the demised premises shall be partially damaged by fire or other cause without the fault or neglect of Tenant, Tenant's servants, employees, agents, visitors or licensees, the damages shall be repaired by and at the expense of Landlord and the rent until such repairs shall be made shall be apportioned according to that part of the premises which is usable by Tenant. No penalty shall accrue for reasonable delay with may arise by reason of adjustment of fire insurance on the part of Landlord and/or Tenant, and for reasonable delay on account of "labor troubles", or any other cause beyond Landlord's control. But if the demised premises are totally damaged or are rendered wholly untenantable by fire or other cause, and the Landlord shall decide not to rebuild the same, or if the building of which the demised premises are a part shall be so damaged that Landlord shall decide to demolish it or to rebuild it, then or in any of such events Landlord may, within ninety (90) days after such fire or other cause, give Tenant a notice in writing of such decision, which notice shall be given as in Article 35 hereof provided, and thereupon the term of this lease shall expire by lapse of time upon the third day after such notice is given, and Tenant shall vacate the demised premises and surrender the same to Landlord.

EMINENT DOMAIN 14. If the whole or any part of demised premises shall be taken or condemned by any competent authority for any public or quasi public use or purpose, then, and in that event, the term of this lease shall cease and terminate from the date when the possession of the part so taken shall be required for such use or purpose, and without apportionment of the award. The current rental, however, shall in any such case be apportioned. The Tenant shall not be entitled to any part of the award as damages or otherwise for such condemnation and the Landlord is to receive the full amount of such award, the Tenant hereby expressly waiving any right or claim to any part thereof.

ELEVATORS,
HEAT, CLEANING 15. As long as Tenant is not in default under any of the covenants of this Lease, Landlord shall, if and insofar as the existing facilities provide: (a) at Landlord's expense run elevators on business days from 8 A.M. to 6 P.M. and in addition on Saturdays from 8 A.M. to 1 P.M. and also provide one elevator which will be subject to call during all other hours on business days, Saturdays, Sundays and holidays; (b) at Landlord's expense furnish on business days from 8 A.M. to 6 P.M. and on Saturdays from 8 A.M. to 1 P.M. heat to warm the demised premises when and as required by law; (c) at Landlord's expense cause to be kept clean the halls, corridors and public portions of the building, which are used in common by all tenants. Tenant shall, at

               Tenant's expense, keep the demised premises clean and in order, to the satisfaction of Landlord, and remove its own rubbish. Landlord has the sole right to designate and appoint the person or concern to be employed, at Tenant's expense, for the removal of Tenant's refuse and rubbish from the building. Landlord reserves the right to stop service of the heat, elevator, air conditioning, cooling, plumbing and electric systems, when necessary, by reason of accident, or of repairs, alterations or improvements, in the judgment of Landlord desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed, and shall further have no responsibility or liability for failure to supply heat, elevator, plumbing, air conditioning, cooling and electric service, when prevented from so doing by strikes or accidents or by any cause beyond Landlord's reasonable control, or by orders or regulations of any federal, state, county or municipal authority, or failure of coal, oil or other suitable fuel. It is expressly understood and agreed that any covenants on Landlord's part to furnish any service pursuant to any of the terms or provisions of this lease, or to perform any act or thing for the benefit of Tenant shall not be deemed breached if Landlord is unable to perform the same by virtue of a strike or labor trouble or any other cause whatsoever beyond Landlord's control, and Tenant agrees that there shall be no abatement of rent in the event that any of said systems or service should fail to function for the reasons above set forth.

WATER 16. The Landlord shall have the right to install a separate water meter for the demised premises. If a separate water meter be installed for the demised premises, or any part thereof, the Tenant shall keep the same in repair, and pay the charges made by the municipality for or in respect to the consumption of water, as and when bills therefor are rendered. If the demised premises or any part thereof, be supplied with water through a meter which supplies other parts of the building, the Tenant shall pay to the Landlord, as and when bills are rendered therefor, the Tenant's proportionate part of all charges which the municipality shall make for all water consumed through said meter, as indicated by said meter together with the sewer rental based on said meter charges. Such proportionate part shall be fixed by apportioning the respective charge according to floor area against all of the floor area in the building to which water charges through any such meter is furnished (exclusive of the basement) which shall have been occupied during the period of respective charges, taking into account the period that each part of such area was occupied. A water bill submitted by any public authority shall be conclusive evidence of the amount due and the basis of calculation of the amount to be paid by the Tenant under the provisions of this paragraph. If any bill for water supply is not paid by the Tenant when due, the Landlord may discontinue the water supply upon twelve (12) hours written notice to the Tenant. All bills for water shall be deemed conclusive as to amount within ten (10) days after such bills are rendered.

ELECTRICITY    17. Lessee agrees that Lessor may furnish to Lessee on a
               "submetering" basis or on a "rent inclusion" basis.

               (a) Submetering: If and so long as Lessor provides electricity to the demised premises on a submetering basis, Lessee covenants and agrees to purchase the same from Lessor or Lessor's designated agent at charges, terms and rates set, from time to time, during the term of this lease by Lessor but not more than those specified in the service classification in effect on January 1, 1970 pursuant to which Lessor then purchased electric current from the public utility corporation serving the part of the city where the building is located; provided, however, said charges shall be increased in the same percentage as any percentage increase in the billing to Lessor for electricity for the entire building, by reason of increase in Lessor's electric rates or service classifications, subsequent to January 1, 1970, and so as to reflect any increase in Lessor's electric charges, fuel adjustment, or by taxes or charges of any kind imposed on Lessor's electricity purchases, or for any other such reason, subsequent to said date. Any such percentage increase in Lessor's billing for electricity due to changes in rates or service classifications shall be computed by the application of the average consumption (energy and demand) of electricity for the entire building for the twelve (12) full months immediately prior to the rate and/or service classification change, or any changed methods of or rules on billing for same, on a consistent basis to the new rate and/or service classification and to the service classification in effect on January 1, 1970. If the average consumption of electricity for the entire building for said prior twelve (12) months cannot reasonably be applied and used with respect to changed methods of or rules on billing, then the percentage increase shall be computed by the use of the average consumption (energy and demand) for the entire building for the first three (3) months after such change, projected to a full twelve (12) months; and that same consumption, so projected, shall be applied to the service classification in effect on January 1, 1970. Where more than one meter measures the service of Lessee in the building, the service rendered through each meter may be computed and billed separately in accordance with the rates herein. Bills therefor shall be rendered at such times as Lessor may elect and the amount, as computed from a meter, shall be deemed to be, and be paid as, additional rent. In the event that such bills are not paid within five (5) days after the same are rendered, Lessor may, without further notice, discontinue the service of electric current to the demised premises without releasing Lessee from any liability under this lease and without Lessor or Lessor's agent incurring any liability for any damage or loss sustained by Lessee by such discontinuance of service. If any tax is imposed upon Lessor's receipt from the sale or resale of electrical energy or gas or telephone service to Lessee by any Federal, State or Municipal Authority, Lessee covenants and agrees that where permitted by law, Lessee's pro-rata share of such taxes shall be passed on to, and included in the bill of, and paid by, Lessee to Lessor.

               (b) Rent Inclusion: If and so long as Lessor provides electricity to the demised premises on a rent inclusion basis, Lessee agrees that the fixed annual rent shall be increased by the amount of the Electricity Rent Inclusion Factor ("ERIF"), as hereinafter defined, Lessee acknowledges and agrees (i) that the fixed annual rent hereinabove set forth in this lease does not yet, but is to include an ERIF or $2.95 per rentable square foot to compensate Lessor for electrical wiring and other installations necessary for, and for its obtaining and making available to Lessee the redistribution of, electric current as an additional service; and
               (ii) that said ERIF, which shall be subject to periodic adjustments as hereinafter provided, has been partially based upon an estimate of the Lessee's connected electrical load, which shall be deemed to be the demand (KW), and hours of use thereof, which shall be deemed to be the energy (KWH) for ordinary lighting and light office equipment and the operation of the usual small business machines, including Xerox or other copying machines (such lighting and equipment are hereinafter called "Ordinary Equipment") during ordinary business hours ("ordinary business hours" shall be deemed to mean 50 hours per week), with Lessor providing an average connected load of 4-1/2 watts of electricity for all purposes per rentable square foot. Any installation and use of equipment other than Ordinary Equipment and/or any connected load and/or any connected load and/or any energy usage by Lessee in excess of the foregoing shall result in adjustment of the ERIF as hereinafter provided. For purposes of this lease the rentable square foot area of the presently demised premises shall be deemed to be 12,878 square feet.

               If the cost to Lessor of electricity shall have been, or shall be, increased or decreased subsequent to May 1, 1993 (whether such change occurs prior to or during the term of this lease), by change in Lessor's electric rates or service classifications, or by any increase, subsequent to the last such electric rate or service classification change, in fuel adjustments or charges of any kind, or by taxes, imposed on Lessor's electricity purchases, or for any other such reason, then the ERIF, which is a portion of the fixed annual rent, shall be changed in the same percentage as any such changes in cost due to changes in electric rates or service classifications, and, also, Lessee's payment obligation, for electricity redistribution, shall change from time to time so as to reflect any such increase in fuel adjustments or charges, and taxes. Any such percentage change in Lessor's cost due to changes in electric rates or service classifications shall be computed by the application of the average consumption (energy and demand) of electricity for the entire building for the twelve
               (12) full months immediately prior to the rate and/or service classification change, or any changed methods of or rules on billing for same, on a consistent basis to the new rate and/or service classification change, and to the immediately prior existing rate and/or service classifications. If the average consumption of electricity for the entire building for said prior
               (12) months cannot reasonably be applied and used with respect to changed methods of or rules on billing, then the percentage increase shall be computed by the use of the average consumption (energy and demand) for the entire building for the first three
               (3) months after such change, projected to a full twelve (12) months, so as to reflect the different seasons; and the same consumption, so projected, shall be applied to the rate and/or service classification which existed immediately prior to the change.

               The parties agree that a reputable, independent consultant, selected by Lessor ("Lessor's electrical consultant"), shall determine the percentage change for the changes in the ERIF due to Lessor's changed costs, and that Lessor's electrical consultant may from time to time make surveys in the demised premises of the electrical equipment and fixtures and the use of current, (i) If any such survey shall reflect a connected load in the demised premises in excess of 4-1/2 watts of electricity for all purposes per rentable square foot and/or energy usage in excess of ordinary business hours (each such excess is hereinafter called "excess electricity") then the connected load and/or the hours of use portion(s) of the then existing ERIF shall each be increased by an amount which is equal to a fraction of the then existing ERIF, the numerator of which is the excess electricity (i.e. excess connected load and/or excess usage) and the denominator of which is the connected load and/or the energy usage which was the basis for the computation of the then existing ERIF. Such fractions shall be determined by Lessor's electrical consultant. The fixed annual rent shall then be appropriately adjusted, effective as of the date of any such change in connected load and/or usage, as disclosed by said survey, (ii) If such survey shall disclose installation and use of other than Ordinary Equipment, then effective as of the date of said survey, there shall be added to the ERIF portion of the fixed annual rent (computed and fixed as hereinabove described) an additional amount equal to what would be paid according to the rate schedule currently in effect for the building during peak hours of the business day under the SC-4 Rate I Service Classification in effect on May 1, 1993 (and not the time-of-day rate schedule) for such load and usage of electricity, with the connected load deemed to be the demand (KW) and the hours of use thereof deemed to be the energy (KWH), as hereinbefore provided, (which addition to the ERIF shall be increased or decreased by all electricity cost changes of Lessor, as hereinabove provided, from May 1, 1993 through the date of billing).

               In no event, whether because of surveys or for any other reason, is the originally specified $2.95 per rentable square foot ERIF portion of the fixed annual rent (plus any net income thereof, but not decrease, by virtue of all electric rate or service classification changes subsequent to May 1, 1993) to be reduced.

               (c) General Conditions: The determinations by Lessor's electrical consultant shall be binding and conclusive on Lessor and on Lessee from and after the delivery of copies of such determinations to Lessor and Lessee, unless, within fifteen (15) days after delivery thereof, Lessee disputes such determination. If Lessee so disputes the determination, it shall, at its own expense, obtain from a reputable, independent electrical consultant its own determinations in accordance with the provisions of this Article, Lessee's consultant and Lessor's consultant then shall seek to agree. If they cannot agree within thirty (30) days they shall choose a third reputable electrical consultant, whose cost shall be shared equally by the parties, to make similar determinations which shall be controlling. (If they cannot agree on such third consultant within (10) days, then either party may apply to the Supreme Court in the County of New York for such appointment). However, pending such controlling determinations, Lessee shall pay to Lessor the amount of additional rent or ERIF in accordance with the determinations of Lessor's electrical consultant. If the controlling determinations differ from Lessor's electrical consultant, then the parties shall promptly make adjustment for any deficiency owed by Lessor or overage paid by Lessee.

               Lessor shall not be liable to Lessee for any loss or damage or expense which Lessee may sustain or incur if either the quantity or character of electric service is changed or is no longer available or suitable for Lessee's requirements. Lessee covenants and agrees that at all times its use of electric current shall never exceed the capacity of existing feeders to the building or the risers or wiring installation Lessor shall assure Lessee that sufficient quantity exists for Lessee's needs as of this date; such minimum quantity shall remain available for lease term. Lessee agrees not to connect any additional electrical equipment to the building electric distribution system, other than lamps, typewriters and other small office machines which consume comparable amounts of electricity, without Lessor's prior written consent, which consent shall not be unreasonably withheld. Any riser or risers to supply Lessee's electrical requirements, upon written request of Lessee, will be installed by Lessor, at the sole cost and expense of Lessee, if, in Lessor's sole judgment, the same are necessary and will not cause permanent damage or injury to the building or demised premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs or expense or interfere with or disturb other tenants or occupants. In addition to the installation of such riser or risers, Lessor will also at the sole cost and expense of Lessee, install all other equipment proper and necessary in connection therewith subject to the aforesaid terms and conditions. The parties acknowledge that they understand that it is anticipated that electric rates, charges, etc. may be changed by virtue of time-of-day rates or other methods of billing, and that the references in the foregoing two paragraphs to changes in methods of or rules on billing are intended to include any such changes. Supplementing Article 42 hereof, if all or part of the submetering additional rent or the ERIF payable in accordance with Subdivision (a) or (b) of this Article becomes uncollectible or reduced or refunded by virtue of any law, order or regulation, the parties agree that, at Lessor's option, in lieu of submetering additional rent or ERIF, and in consideration of Lessee's use of the building's electrical distribution system and receipt of redistributed electricity and payment by Lessor of consultants' fees and other redistribution costs, the fixed annual rental rate(s) to be paid under this Lease shall be increased by an "alternative charge" which shall be a sum equal to $2.95 per year per rentalable sq. ft. of the demised premises, changed in the same percentage as any changes in the cost of Lessor for electricity for the entire building subsequent to May 1, 1993, because of electric rate or service classification changes, as in Subdivision (b) hereof provided, and such percentage change to be computed as in Subdivision (b) provided. The Lessor reserves the right, at any time upon thirty
               (30) days' written notice to change its furnishing of electricity to Lessee from a rent inclusion basis to a submetering basis, or vise versa provided that at the same time the change is made to a majority of the existing Tenants. The Lessor reserves the right to terminate the furnishing of electricity on a rent inclusion, submetering, or any other basis at any time, upon thirty (30) days' written notice to the Lessee in no event shall service be terminated prior to provision of similar service by the public utility, in which event the Lessee may make application directly to the public utility for the Lessee's entire separate supply of electric current and Lessor shall permit its wires and conduits, to the extent available and safely capable, to be used for such purpose. Any meters, risers or other equipment or connections necessary to furnish electricity on a submetering basis or to enable Lessee to obtain electric current directly from such utility shall be installed at Lessee's sole cost and expense. Only rigid conduit or electricity metal tubing (EMT) will be allowed. The Lessor, upon the expiration of the aforesaid thirty
               (30) days' written notice to the Lessee may discontinue furnishing the electric current but this lease shall otherwise remain in full force and effect. If Lessee was provided electricity on a rent inclusion basis when it was so discontinued, then commencing when Lessee receives such direct service and as long as Lessee shall continue to receive such service, the fixed annual rental rate payable under this lease shall be reduced by the amount of the ERIF which was payable immediately prior to such discontinuance of electricity on a rent inclusion basis.


AIR            18. (a) The Landlord has installed within the building of which
CONDITIONING   the demised premises are a part, machinery, appliances, equipment
COOLING        and appurtenances for the operation and maintenance of a modern peripheral air-conditioning system which when supplemented with the ducts and booster units required to be installed by the tenant for the interior spaces as set forth in paragraph "b" hereof, will, during the summer time, when the outside temperatures is 95 degrees, maintain inside the building a temperature of approximately 10 degrees less and a proportionately less difference of temperature between the inside and outside, as the outside temperature falls to 73 degrees
               Fahrenheit. It will also maintain an inside temperature of approximately 70 degrees Fahrenheit in the winter time when the outside temperature is zero degrees Fahrenheit.

               (b) The Landlord has provided main cooling system units at the windows which service the peripheral area. The Landlord will also install two main ducts on all floors of the building and the Tenant agrees at his or its own sole costs and expense to install and connect his or its own necessary ducts and booster units to air condition the interior portion of the demised premises hereunder. The Tenant shall not, however, make such installation(s) and connection(s) unless it first submits plans and specifications therefor to the Landlord and the Landlord or its engineers have approved in advance such plans and specifications in writing.

               It is expressly agreed by the Tenant that in order for the system to function properly, the Tenant is obliged to, and the Tenant agrees to, keep all windows in the premises closed.

               Subject always to events and causes, physical, mechanical and otherwise, beyond the reasonable control of the Landlord, for the failure of which the Landlord shall not be liable in any event whatever, the Landlord will service and maintain said air-conditioning system in such manner as to provide air-conditioning for the premises on business days generally during the hours of 8 A.M. to 6 P.M. during the summer.

               Any damage caused to said appliances, equipment or appurtenances shall be repaired by the Landlord at the cost and expense of the Tenant. Any such expense shall constitute additional rent.

ACCESS TO
PREMISES 19. (a) Tenant shall permit Landlord to erect, use and maintain, pipes and conduits PREMISES in and through the demised premises provided that Tenant's space is not materially diminished. Landlord's agents shall have the right to enter the demised premises at all times with reasonable notice to Tenant except in case of emergency to examine the same, to show them to prospective purchasers or lessees of the building, and to make such decorations, repairs, alterations, improvements or additions as Landlord may deem necessary or desirable either to the building or to the demised premises and Landlord shall be allowed to take all material into and upon said premises that may be required therefore without the same constituting an eviction of Tenant in whole or in part and the rent reserved shall in no wise abate while said decorations, repairs, alterations, improvements, or additions are being made, by reason of loss or interruption of the business of Tenant because of the prosecution of any such work, or otherwise.

               (b) The Tenant shall give prompt notice to the Landlord of any fire, accident to, or defective condition in any part of the demised premises, including but not limited to the sanitary, electrical, heating, air conditioning, cooling and other systems located in, or passing through the premises, and the damage or defective condition shall be remedied by the Landlord with due diligence, but if said damage or defective condition was caused by the Tenant or by the employees, licensees or invitees of the Tenant or if the system was installed for the particular use of the Tenant and the damage or defective condition was not caused by the negligence of the Landlord, the cost of the remedy thereof shall be paid by the Tenant.

               (c) During the six months prior to the expiration of the term of this lease, Landlord may exhibit the premises to prospective tenants at all reasonable hours.

               (d) If, during the last month of the Term, Tenant shall have removed all or substantially all of Tenant's property from the premises, Landlord may immediately enter and alter, renovate and decorate the premises, or any part thereof, without affecting this lease, and without liability to Tenant for an abatement of rent or other compensation.

               (e) Landlord may permit access to the premises, without incurring liability to the Tenant, and whether or not the Tenant shall be present, upon demand of any receiver, trustee, assignee for the benefit of creditors, sheriff, marshal, court officer or government official entitled to, or reasonably purporting to be entitled to such access for the purpose of taking possession of or removing Tenant's property or for any other lawful purpose. This provision and any action by the Landlord hereunder shall not be deemed a recognition by Landlord that the person or official making such demand has any right or interest in or to this lease or in or to the premises.

               (f) Landlord shall have the right to change the arrangement, and/or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets, or other public parts of the building, and, after reasonable notice, to change the name, number or designation by which the building is commonly known. Nothing herein contained, however, shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever for the care, supervision or repair of the building or any part thereof, unless herein otherwise provided.

               (g) In the event of a refusal by the Tenant to permit an entry upon the premises as in this Article provided, the Landlord and the Landlord's agents may forcibly enter the same nevertheless without incurring any liability by reason thereof.

               20. The Tenant shall repair, at its own expense, all damage or destruction of any plate glass in the demised premises, and shall maintain adequate plate glass insurance at its own expense for the benefit of the Landlord. If the Tenant fails to repair the damage of any plate glass on the demised premises, or fails or refuses to maintain adequate plate glass insurance for the benefit of the Landlord, then the Landlord may repairs in damage or destruction or may insure the plate glass and charge the cost of such repairing or the cost of premium for the plate glass insurance to the Tenant, and the amount thereof shall be deemed to be, and be paid, as additional rent.

               21. No vaults, vault space or space not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blueprint or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Landlord makes no representations as to the location of the property line of the building. All vaults and vault space and all space not within property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and, or occupied under a revocable license, and if any such license be revoked, or if the amount of such space be curtailed by any federal, state or municipal authority, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation or curtainment be deemed a constructive or actual, total or partial eviction. Tenant shall pay any fees, taxes, or charges of any governmental authority for such vault space used by tenant.

CERTIFICATE OF
OCCUPANCY      22. Tenant will not at any time use or occupy the premises in violation of the certificate of occupancy issued for the building, and in the event that any department of the City or State of New York shall hereafter at any time contend that the premises are used for a purpose which is a violation of such certificate of occupancy, in that event Tenant shall, upon 5 days' written notice from Landlord, immediately discontinue such use of said premises. Failure by Tenant to discontinue such use after such notice shall be considered a default in the fulfillment of a covenant of this lease and Landlord shall have the right to terminate this lease immediately, and in addition thereto shall have the right to exercise any and all rights and privileges and remedies given to Landlord pursuant to the provisions of Article 25 hereof. The statement in this Lease of the nature of the business to be conducted by Tenant in demised premises shall not be deemed or construed to constitute a representation or guaranty by Landlord that such business is lawful or permissible under the certificate of occupancy issued for the building, or otherwise permitted by law.

SPRINKLERS     23. If there now is or shall be installed in the building a
               "sprinkler system", and such system or any of its appliances shall be damaged or not in proper working order by reason of any act or omission of Tenant, Tenant's agents, servants, employees, licensees or visitors. Tenant shall forthwith at Tenant's own expense restore the same to good working condition. If the New
               York Board of Fire Underwriters, the New York Fire Insurance
               Exchange or any bureau, department or official of the state or city government, require, or recommend the installation of a sprinkler system or equipment, or that any changes, modifications, alterations or additional sprinkler heads or other equipment, be made or supplied by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises or for any other reason, or if any such changes, modifications, alterations, additional sprinkler heads or other equipment, became necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate as fixed by said Exchange, or by any Fire Insurance Company, Tenant shall, at Tenant's expense, promptly make and supply such installation or changes, modifications, alterations, additional sprinkler heads or other equipment.

BANKRUPTCY     24. If, when and to the extent permitted by law, the parties agree that the following provisions shall apply to this lease and tenancy (and that the provisions of 11 U.S.C. Section 365(b) shall be applied): (a) If at any time prior to the date herein fixed as the commencement of the term of this lease there shall be filed against Tenant thereof or if such filing is made by Tenant in any court pursuant to any statute either of the United
               States or of any State a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's property, and within thirty (30) days thereof Tenant fails to secure a discharge thereof, or if Tenant make an assignment for the benefit of creditors, or petition for or enters into an arrangement, this lease shall ipso facto be cancelled and terminated, and in which event, neither Tenant nor any person claiming through or under Tenant or by virtue of any statute or of an order of any court shall be entitled hereof and by virtue of any other provision herein or elsewhere in this lease contained or by virtue of any statute or rule of law, may retain as liquidated damages any rent, security, deposit or monies, received by him from Tenant or others in behalf of Tenant upon the execution hereof.

               (b) If at the date fixed as the commencement of the term of this lease or if at any time during the term hereby demised, there shall be filed against Tenant thereof or if such filing is made by Tenant in any court pursuant to any statute of the United States or any State a petition of bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's property, and within thirty (30) days thereof Tenant fails to secure a discharge thereof, or if Tenant makes an assignment for the benefit of creditors or petition for or enters into an arrangement, this lease, at the option of Landlord, exercised within a reasonable time after notice of the happening of any one or more of such events, may be cancelled and terminated, and in which event neither Tenant nor any person claiming through or under Tenant by virtue of any statute or of an order of any court shall be entitled to possession or to remain in possession of the premises demised, but shall forthwith quit and surrender the premises, and Landlord, in addition to the other rights and remedies Landlord has by virtue of any other provision herein or elsewhere in this lease contained or by virtue of any statute or rule of law, may retain as liquidated damages any rent, security deposit or monies received by him from Tenant or others in behalf of Tenant.

               (c) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) or (b) hereof, Landlord shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the then fair and reasonable rental value of the demised premises for the same period. In the computation of such damages, the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment, was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be re-let by Landlord for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall prima facie be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of Landlord to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

DEFAULT 25. (1)(a) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent, or of any ancillary agreement, or of the demised premises become vacant or deserted, then, in any one or more of such events, upon Landlord serving a written five (5) days' notice upon Tenant specifying the nature of said default and upon the expiration of said five (5) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of such a nature that the same cannot be completely cured or remedied within said five (5) day period, and if Tenant shall not have diligently commenced curing such default within such five (5) day period, and shall not thereafter with reasonable diligence and in good faith proceed to remedy or cure such default, then Landlord may serve a written three (3) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said three (3) days, this lease and the term thereunder shall end and expire as fully and completely as if the date of expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof, and Tenant shall then quit and surrender the demised premises to Landlord, but Tenant shall remain liable as hereinafter provided.

               (b) If the notice provided for in (a) hereof shall have been given, and the term shall expire as aforesaid; or (1) if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein provided; or (2) if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied or attempted to be taken or occupied by someone other than Tenant; or (3) if Tenant shall make default with respect to any other lease between Landlord and Tenant; or (4) if Tenant shall fail to move into or take possession of the premises within fifteen (15) days after commencement of the term of this lease, of which fact Landlord shall be the sole judge; then and in any of such events Landlord may without notice, reenter the demised premises either by force or otherwise, and dispossess Tenant, the legal representative of Tenant or other occupant of demised premises, by summary proceedings or otherwise, and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease. Landlord may cancel and terminate such renewal or extension agreement by written notice.

               (c) If Tenant is presently in possession of the demised premises pursuant to a lease in writing heretofore made and if, before the commencement of the term herein provided, the aforesaid lease shall be terminated or Tenant shall be dispossessed or shall voluntarily or involuntarily vacate, surrender or remove from the demised premises, then this lease shall, at the option of Landlord, be terminated, but Tenant shall nevertheless remain liable as hereinbefore provided.

REMEDIES OF
LANDLORD (2)   In case of any such default, entry, expiration and, or
               dispossess by summary proceedings or otherwise (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, together with such expenses as Landlord may incur for legal expenses, attorneys' fees, brokerage, and or putting the premises in good order, or for preparing the same for re-rental; (b) Landlord may re-let the premises or any part or parts thereof either in the name of the Landlord or otherwise, for a term or terms which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent; and (c) Tenant or the legal representatives of Tenant shall also pay Landlord as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, and deficiency between the rent hereby reserved and, or covenanted to be paid and the net amount, if any, or the rents collected on account of the lease or leases of the premises for each month of the period which would otherwise have constituted the balance of the term of this lease. In computing such liquidated damages there shall be added to the said deficiency such expenses as Landlord may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage and for keeping the premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding.
               Landlord at Landlord's option may make such alterations and/or decorations in the premises as Landlord in Landlord's sole judgment considers advisable and necessary for the purpose of re-letting the premises; and the making of such alterations and, or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to re-let the premises, or in the event that the premises are re-let, for failure to collect the rent thereof under such re-letting. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Landlord from any other remedy, in law or in equity.

WAIVER OF
REDEMPTION (3) Tenant for the Tenant and on behalf of any and all persons claiming through or under the Tenant, including creditors of all kinds, hereby expressly waives any and all rights of redemption granted by or under any present of future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.

FEES AND
EXPENSES 26. If Tenant shall default in the performance of any covenant on Tenant's part to be performed as in this lease contained, Landlord may immediately, or at any time thereafter, without notice, perform the same for the account of Tenant. If Landlord at any time is compelled to pay or elects to pay any sum of money, or do any act which will require the payment of any sum of money, by reason of the failure of Tenant to comply with any provision hereof, or, if Landlord is compelled to or does incur any expense including reasonable attorneys' fees, instituting, prosecuting and/or defending any action or proceeding instituted by reason of any default of Tenant hereunder, the sum or sums so paid by Landlord with all interest, costs and damages, shall be deemed to be additional rent hereunder and shall be due from Tenant to Landlord on the first day of the month following the incurring of such respective expenses, or at the Landlord's option on the first day of any subsequent month.

REPRESENTATIONS
BY LANDLORD    27. Landlord or Landlord's agents have made no representations or promises the respect to the said building or demised premises except as herein expressly set forth. The taking possession of the premises by Tenant shall be conclusive evidence, as against Tenant, that the demised premises and the building were in good and satisfactory condition at the time such possession was taken.

END OF TERM    28. Upon the expiration or other termination of the term hereof,
               Tenant shall quit and surrender to Landlord the premises, broom clean, in good order and condition, ordinary wear and tear excepted, Tenant shall remove all property of Tenant as directed by Landlord. If the last day of the term of this lease or any renewal thereof falls on Sunday or a legal holiday, this lease shall expire at 12 noon on the business day immediately preceding. Tenant's obligation to observe or perform this covenant shall survive the expiration of other termination of the term of this lease. Any personal property of the Tenant or of any subtenant or occupant which shall remain in the building after the expiration or termination of the term and the removal of Tenant from the premises shall be deemed to have been abandoned by the Tenant and either may be retained by the Landlord as its property or any part thereof shall be sold, the Landlord any receive and retain the proceeds of such sale and apply the same, at its option, against the expenses of the sale, the cost of moving and storage, any arrears of rent or additional rent payable hereunder and any damages to which the Landlord may be entitled under Article 25 hereof or pursuant to law.

QUIET
ENJOYMENT      29. Landlord covenants and agrees with Tenant that upon Tenant paying said rent, and performing at covenants and conditions aforesaid, on Tenant's part to be observed and performed. Tenant shall and may peaceably and quietly have, hold and enjoy the demised premises, for the term aforesaid, subject, however, to the terms of the lease, ground and underlying leases, if any, and mortgage hereinbefore mentioned.

FAILURE TO GIVE
POSSESSION     30. If Landlord shall be unable to give possession of the
               premises on the commencement date of the term because of the retention of possession by any occupant thereof, alteration or construction work, or for any other reason, Landlord shall not be subject to any liability for such failure. In such event, this lease shall stay in full force and effect, without extension of its term. However, the rent hereunder shall not commence until the premises are available for occupancy by Tenant. If Landlord is unable to give possession of the premises on the commencement date of the term because changes, repairs, or decorations being made for Tenant's use have not been completed, or because of the holding over by a prior occupant thereof, there shall be no abatement of rent and the rent shall commence on the date specified in this lease. If permission is given to Tenant to occupy the demised premises or other premises prior to the date specified as the commencement of the term, such occupancy shall be deemed to be pursuant to the terms of this lease, except that the parties shall separately agree as to the obligation of Tenant to pay rent for such occupancy. The provisions of this article are intended to constitute an "express provision to the contrary" within the meaning of Section 223(a), the New York Real Property
               Law.

               31. No act or omission of Landlord or its agents shall constitute an actual or constructive eviction, unless Landlord shall have first received written notice of Tenant's claim and shall have had a reasonable opportunity to meet such claim. In the event that any payment herein provided for by Tenant to Landlord shall become overdue for a period in excess of ten (10) days, then at Landlord's option a "late charge" for such period and for each additional period of twenty (2) days or any part thereof shall become immediately due and owing to Landlord, as additional rent by reason of the failure of Tenant to make prompt payment, at the following rates: for individual and partnership Tenants, said late charge shall be computed at two percent per month unless there is an applicable maximum legal rate of interest which then shall be used. No act or omission of Landlord or its agents shall constitute an acceptance of a surrender of the premises, except a writing signed by Landlord. The delivery of keys to Landlord or its agents shall not constitute a termination of this lease or a surrender of the premises. Acceptance by Landlord of less than the rent herein provided shall at Landlord's option be deemed on account of earliest rent remaining unpaid. No endorsement on any check, or letter accompanying rent, shall be deemed an accord and satisfaction, and such check may be cashed without prejudice to Landlord. This lease contains the entire agreement between the parties, and no modification thereof shall be binding unless in writing and signed by the party concerned. Failure of Landlord to enforce any provision of this lease, or any rule or regulation, shall not be construed as the waiver of any subsequent violation of a provision of this lease, or any rule or regulation. This lease shall not be affected by nor shall Landlord in any way be liable for the closing, darkening or bricking up of windows in the premises, as a result of construction on any property of which the premises are not a part, or by Landlord's own acts.


COST OF LIVING
ADJUSTMENT     32. The fixed annual rent reserved in this lease and payable hereunder shall be adjusted, as of the times and in the manner set forth in this Article.

               (a) Definitions: For the purposes of this Article, the following definitions shall apply:

               (i) the term "Base Year" shall mean the full calendar year during which the term of this lease commences.

               (ii) The term "Price Index" shall mean the "Consumer Price Index" published by the Bureau of Labor Statistics of the U.S. Department of Labor. All Items, New York, N.Y. - Northeastern, N.J., all urban consumers (presently denominated "CPI-U"), or a successor or substitute index appropriately adjusted.

               (iii) The term "Price Index for the Base Year" shall mean the average of the monthly All Items Price Indexes for each of the 12 months of the Base Year.

               (b) Effective as of each January and July subsequent to the Base Year, there shall be made a cost of living adjustment of the fixed annual rental rate payable hereunder. The July adjustment shall be based on the percentage difference between the Price Index for the preceding month of June and the Price Index for the Base Year. The January adjustment shall be based on the percentage difference between the Price Index for the preceding month of December and the Price Index for the Base Year.

               (i) In the event the Price Index for June in any calendar year during the term of this lease reflects an increase over the Price Index for the Base Year, then the fixed annual rent herein provided to be paid as of the July 1st following such month of June (unchanged by any adjustments under this Article) shall be multiplied by the percentage difference between the Price Index for June and the Price Index for the Base Year, and the resulting sum shall be added to such fixed annual rent, effective as of such July 1st. Said adjusted fixed annual rent shall thereafter be payable hereunder, in equal monthly installments, until it is readjusted pursuant to the terms of this lease.

               (ii) In the event the Price Index for December in any calendar year during the term of this lease reduces an increase over the Price Index for the Base Year, then the fixed annual recent herein provided to be paid as of the January 1st following such month of December (unchanged by any adjustments under this Article) shall be multiplied by the percentage difference between the Price Index for December and the Price Index for the Base Year, and the resulting sum shall be added to such fixed annual rent, effective as of such January 1st. Said adjusted fixed annual rent shall thereafter be payable hereunder, in equal monthly installment, until it is readjusted pursuant to the terms of this lease.

               The following illustrates the intentions of the parties hereto as to the computation of the aforementioned cost of living adjustment in the annual rent payable hereunder:

               Assuming that said fixed annual rent of $10,000, that the Price Index for the Base Year was 1020 and that the Price Index for the month of June in a calendar year following the Base Year was 105.0, then the percentage increase thus reflected, i.e., 2.941% (3.0/102.0) would be multiplied by $10,000, and said fixed annual rent would be increase by $294.10 effective as of July 1st of said calendar year.

               In the event that the Price Index ceases to use 1967-100 as the basis of calculation or if a substantial change is made in the terms or number of items contained in the Price Index, then the Price Index shall be adjusted to the figure that would have been arrived at had the manner of computing the Price Index in effect at the date of this lease not been altered. In the event such Price Index (or a successor or substitute index) is not available, a reliable governmental or other non-partisan publication evaluating the information theretofore used in determining the Price Index shall be used.

               No adjustments or recommendation, retroactive or otherwise, shall be made due to any revision which may later be made in the first published figure of the Price Index for any month.

               (c) Landlord will cause statements of the cost of living adjustments provided for in subdivision (b) to be prepared in reasonable detail and delivered to Tenant.

               (d) In no event shall the fixed annual rent originally provided to be paid under this lease (exclusive of the adjustments under this Article) be reduced by virtue of this Article.

               (e) Any delay or failure of Landlord, beyond July or January of any year, in computing or billing for the rent adjustments hereinabove provided, shall not constitute a waiver of or in any way impair the continuing obligation of Tenant to pay such rent adjustments hereunder.

               (f) Notwithstanding any expiration or termination of this lease prior to the lease expiration date (except in the case of a cancellation by mutual agreement) Tenant's obligation to pay rent as adjusted under this Article shall continue and shall cover all periods up to the lease expiration date, and shall survive any expiration or termination of this lease.

TAX
ESCALATION     33. Lessee shall pay to Lessor, as additional rent, tax
               escalation in accordance with this Article:

               (a) Definitions for the purpose of this Article, the following definitions shall apply:

               (i) The term "base tax year" as hereinafter set forth for the determination of real estate tax escalation, shall mean the New York City real estate tax year commencing July 1, 1995 and ending June 30, 1996.

               (ii) The term "The Percentage", for purposes of computing tax escalation, shall mean two percent plus 13/100 of one percent (2.13%). The Percentage has been computed on the basis of a fraction, the numerator or which is the rentable square foot area of the presently demised premises and the denominator of which is the total rentable square area of the office and commercial space in the building project. The parties acknowledge and agree that the rentable square foot area of the demised premises shall be deemed to be 12,878 sq. ft. and that the total rentable square foot area of the office and commercial space in the building project shall be deemed to be 603,473 sq. ft.

               (iii) The term "the building project" shall mean the aggregate combined parcel of land on a portion of which are the improvement of which the demised premises form a part, with all the improvements thereon, said improvements being a part of the block and lot for tax purposes which are applicable to the aforesaid land.

               (iv) The term "comparative year" shall mean the twelve (12) months following the base tax year, and each subsequent period of twelve (12) months (or such other period of twelve (12) months occurring during the term of this lease as hereunder may be duly adopted as the fiscal year for real estate tax purposes by the City of New York).

               (v) The term "real estate taxes" shall mean the total of all taxes and special or other determination of legal proceedings, settlement or otherwise, Lessor shall within ten (10) days after receiving the refund pay to Lessee The Percentage of the refund less The Percentage of expenses (including attorneys' and appraisers' fees) incurred by Lessor in connection with any such application or proceeding. If, prior to the payment of taxes for any comparative year, Lessor shall have obtained a reduction of that comparative year's assessed valuation of the building project, and therefore of said taxes, then the term "real estate taxes" for that comparative year shall be deemed to include the amount of Lessor's expenses in obtaining such reduction in assessed valuation, including attorneys' and appraisers' fees.

               4. The statements of the real estate taxes to be furnished by Lessor as provided above shall be certified by Lessor and shall constitute a final determination as between Lessor and Lessee of the real estate taxes for the periods represented thereby, unless Lessee within thirty (30) days after they are furnished shall give a written notice to Lessor that it disputes their accuracy or their appropriateness, which notice shall specify the particular respects in which the statement is inaccurate or inappropriate. If Lessee shall so dispute said statement then pending the resolution of such dispute, Lessee shall pay the additional rent to Lessor in accordance with the statement furnished by Lessor.

               5. In no event shall the fixed annual rent under this Lease (exclusive of the additional rents under this Article) be reduced by virtue of this Article.

               6. If the commencement date of the term of the Lease is not the first day of the first comparative year, then the additional rent due hereunder for such first comparative year shall be a proportionate share of said additional rent for the entire comparative year, said proportionate share to be based upon the length of time that the Lease term will be in existence during such first comparative year. Upon the date of any expiration or termination of this Lease (except termination because of Lessee's default) whether the same be the date hereinabove set forth for the expiration of the term or any prior or subsequent date, a proportionate share of said additional rent for the comparative year during which such expiration or termination occurs shall immediately become due and payable by Lessee to Lessor, if it was not theretofore already billed and paid. The said proportionate share shall be based upon the length of time that this Lease shall have been in existence during such comparative year. Lessor shall promptly cause statements of said additional rent for that comparative year to be prepared and furnished to Lessee. Lessor and Lessee shall thereupon make appropriate adjustments of amounts then owing.

               7. Lessor's and Lessee's obligations to make the adjustments referred to in subdivision (6) above shall survive any expiration or termination of this Lease.

               8. Any delay or failure of Lessor in billing any tax escalation hereinabove provided shall not constitute a waiver of or in any way impair the continuing obligation of Lessee to pay such tax escalation hereunder.

WAIVER OF TRIAL BY
JURY, ETC      34. It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and they hereby do waive trail by jury in any action, proceeding or counter claim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this lease, of any extension or renewal thereof, or the Tenant's use or occupancy of said premises. It is further mutually agreed that in the event Landlord commences any summary proceeding for possession of the premises. Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.

NOTICES,       35. Except as otherwise in this lease provided, any notice, bill
BILLS, AND     or statement by either party to the other may be given or sent
STATEMENTS     and shall be deemed to have been duly given or sent if either delivered personally or mailed, by registered or certified mail, in a postpaid envelope, addressed to the landlord c/o
               Helmsley-Spear, Inc., Agents, 60 East 42nd Street, New York, N.Y.
               10017 and to the Tenant at the premises (or at the Tenant's present address as above set forth, if mailed prior to the Tenant's occupancy of the Premises), or if any address for notices shall have been duly changed as hereinafter provided, if mailed to the party at such changed address. Either party may at any time change the address for notices, bills or statements by delivering or mailing, as aforesaid, a notice stating the change and setting forth the changed address.

               Should the term "Tenant", as used in this Lease, refer to more than one person, any notice, bill or statement given or sent as aforesaid to any one of such persons shall be deemed to have been duly given or sent to the Tenant.

SECURITY 36. Tenant has deposited with Landlord the sum of None as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease: it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. Tenant shall, upon demand, deposit with Landlord the full amount so used, in order that Landlord shall have the full security deposit on hand at all times during the term of this lease. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Landlord. In the event of a conveyance of the land and building of which the demised premises form a part or assignment or leasing of Landlord's interest therein, Landlord shall have the right to transfer the security to the vendee, assignee or lessee and Landlord shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Landlord solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrances, attempted assignment or attempted encumbrance.


MARGINAL NOTES 37. The marginal notes are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of this lease nor in any way affect this lease.

DEFINITIONS    38. The term "Landlord" as used in this lease means only the owner or the mortgagee in possession for the time being of the land and building (or the owner of a lease or sublease of the entire building), so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or other disposition of said land and building or said leasehold, the said Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder. The term "business days" shall be construed to mean Monday to Friday inclusive, excluding holidays. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning The use herein of the neuter pronoun in reference to Landlord or Tenant shall be deemed to include any individual landlord or tenant.

               Gross footage shall include all the aliquot space taken up for stairways, stair wells, lobbies, elevator shafts, lavatories, wash rooms, utilities, etc., and air-conditioning equipment in the building whether or not located in the demised premises.

RIGHTS OF SUCCESSORS
AND ASSIGNS    39. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. If any provision of any Article of this lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of that Article, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of said Article and this lease shall be valid and be enforced to the fullest extent permitted by law.

               40. Tenant covenants and agrees that, if by reason of a default upon the part of the Landlord as lessee under any underlying lease in the performance of any of the terms or provisions of such underlying lease, such underlying lease and the leasehold estate of Landlord as lessee thereunder is terminated by summary proceedings or otherwise in accordance with the terms of such underlying lease or if such underlying lease and such leasehold estate is terminated through foreclosure proceedings brought by the holder of any mortgage to which such underlying lease is subject or subordinate. Tenant will attorn to the lessor under such underlying lease or the purchaser in foreclosure proceedings, as the case may be, and will recognize such lessor or such purchaser, as the case may be, as Tenant's Landlord under this lease, unless the lessor under such underlying lease or the holder of any such mortgage in any such proceedings shall elect in connection therewith to terminate this lease and the right of Tenant to the possession of the premises demised hereby. Tenant agrees to execute and deliver, at any time and from time to time, upon the request of Landlord or of the lessor under any such underlying lease, any instrument which may be necessary or appropriate to evidence such attornement, and Tenant hereby appoints Landlord the attorney-in-fact, irrevocable, of Tenant to execute and deliver for and on behalf of Tenant any such instrument. Tenant further waives the provisions of any statute or rule of law now or hereafter in effect which may give or purport to give Tenant any right of election to terminate this lease or to surrender possession of the premises demised hereby in the event any such proceedings are brought by the lessor under any such underlying lease or the holder of such mortgage, and agrees that unless and until any such lessor or the holder of any such mortgage, in connection with any such proceedings, shall elect to terminate this lease, and to extinguish the leasehold estate of Tenant hereunder, by naming Tenant as a party and by entering judgment in any such proceedings barring or foreclosing Tenant from any rights in the demised premises, this lease shall not be affected in any way whatsoever by any such proceedings.

OCCUPANCY AND
USE BY LESSEE  41. (a) Lessee acknowledges that its continued occupancy of the demised premises, and the regular conduct of its business therein, are of utmost importance to the Lessor in the renewal of other leases in the building, in the renting of vacant space in the building, in the providing of electricity, air conditioning, steam and other services to the tenants in the building, and in the maintenance of the character and quality of the tenants in the building. Lessee therefore covenants and agrees that it will occupy the entire demised premises and will conduct its business therein in the regular and usual manner, throughout the term of this lease. Lessee acknowledges that Lessor is executing this lease in reliance upon these covenants, and that these covenants are a material element of consideration inducing the Lessor to execute this lease. Lessee further agrees that if it vacates the demised premises or fails to so conduct its business therein, at any time during the term of this lease, without the prior written consent of the Lessor, then all rent and additional rent reserved in this lease from the date of such breach to the expiration date of this lease shall become immediately due and payable to Lessor.

               (b) The parties recognize and agree that the damage to Lessor resulting from any breach of the covenants in subdivision (A) hereof will be extremely substantial, will be far greater than the rent payable for the balance of the term of this lease, and will be impossible of accurate measurement. The parties therefore agree that in the event of a breach or threatened breach of the said covenants, in addition to all of Lessor's other rights and remedies, at law or in equity or otherwise. Lessor shall have the right of injunction to preserve Lessee's occupancy and use. The words "become vacant or deserted" as used elsewhere in this lease shall include Lessee's failure to occupy or use as by this Article required.

               (c) If Lessee breaches either of the covenants in subdivision (A) above, and this lease be terminated because of such default, then, in addition to Lessor's rights of re-entry, restoration, preparation for and rerental, and anything elsewhere in this lease to the contrary notwithstanding. Lessor shall retain its right to judgment on and collection of Lessee's aforesaid obligation to make a single payment to Lessor of a sum equal to the total of all rent and additional rent reserved for the remainder of the original term of this lease, subject to future credit or repayment to Lessee in the event of any rerenting of the premises by Lessor, after first deducting from rerental income all expenses incurred by Lessor in reducing to judgment or otherwise collecting Lessee's aforesaid obligation, and in obtaining possession of, restoring, preparing for and re-letting the premises. In no event shall Lessee be entitled to a credit or repayment for rerental income which exceeds the sums payable by Lessee hereunder or which covers a period after the original term of this lease.

RENT CONTROL   42. In the event the rent or any part thereof provided to be paid by Tenant under the provisions of this lease during the demised term shall become uncollectable by virtue of any Federal, State, County, or City law, ordinance or regulation or by any direction of a public officer or body pursuant to law. Landlord, at its option, may at any time thereafter terminate this lease, by not less than thirty (30) days' written notice to Tenant, on a date set forth in said notice, in which event this lease and the term hereof shall terminate and come to an end on the date fixed in said notice as if the said date where the date originally fixed herein for the termination of the demised term. Landlord shall not have the right so to terminate this lease if Tenant within such period of thirty (30) days shall in writing lawfully agree that the rental herein reserved is a reasonable rental and agreed to continue to pay such rental, and if such agreement by Tenant shall be legally enforceable by Landlord.

END OF TERM    43. Tenant shall surrender the demised premises to the Landlord at the expiration or sooner termination of this lease in good order and condition, except for reasonably wear and tear and damage by fire or other casualty, and tenant shall remove all of its property. Tenant agrees it shall indemnify and save Landlord harmless against costs, claims, loss or liability resulting from delay by Tenant in so surrendering the demised premises, including, without limitation, any claims made by any succeeding
               Tenant found on such delay . The parties recognize and agree that the damage to Landlord resulting from any failure by Tenant timely to surrender possession of the demised premises as aforesaid will be extremely substantial, will exceed the amount of monthly rent theretofore payable hereunder, and will be impossible of accurate measurement. Tenant therefore agrees that if possession of the demised premises is not surrendered to Landlord within one (1) day after the date of expiration or sooner termination of the term of this lease, then Tenant agrees to pay Landlord as liquidated damages for each month and for each portion of any month during which Tenant holds over the premises after expiration or termination of the term of this lease, a sum equal to three times the average rent and additional rent which was payable per month under this lease during the last six months of the term thereof. The aforesaid provisions of this article shall survive the expiration or sooner termination of the term of this lease or from any breach of this lease.

INDEMNITY      44. Tenant shall, throughout the term and thereafter, indemnify
               Landlord and save it harmless and free from damages, liabilities, losses, expenses, causes of action, claims, suits and judgments, as well as all expenses and attorneys' fees, arising from injury during said term to person or property of any nature, and also for any matter or thing growing out of the occupation of the demised premises or the streets, sidewalks, or vaults adjacent thereto occasioned in whole or part by any act or acts, omission or omissions of Tenant, its employees, guests, agents, assigns or undertenants, or from any breach of this lease.

ADJACENT EXCAVATION
-SHORING 45. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which the demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Landlord, or diminution or abatement of rent.

               46. This lease may not be modified or amended, nor any provision hereof waived, except by an agreement in writing signed by the parties hereto.

BROKERS 47. Tenant represents and warrants that it neither consulted nor negotiated with any broker or finder with regard to the demised premises or this lease other than . Tenant agrees to indemnify, defend and save Landlord harmless from and against any claims for with whom Tenant has dealt in connection with the demised premises or this lease.

               48. The premises are rented "as is."

               IN WITNESS WHEREOF, Landlord and Tenant have respectively signed and sealed this lease as of the day and year first above written.


                WITNESS FOR LANDLORD:         112 WEST 34th STREET COMPANY,
                                              Landlord

                                              BY: Helmsley-Spear, Inc., Agents


                                              By:/s/ IRVING SCHNEIDER
          --------------------------          ---------------------------------
                                              Executive Vice President


               WITNESS FOR TENANT:            KLEINERT'S INC., OF NEW YORK


                                              By:/s/ JOSEPH J. CONNORS
          --------------------------          ---------------------------------


               Additional Clauses attached to and made part of the lease dated August 22, 1995 between 112 West 34th Street Company and Kleinert's Inc., of New York.

                                    GUARANTY

             For Value Received, and in consideration for, and as an inducement to Landlord making the foregoing lease with Tenant, the undersigned guarantees to Landlord, its successors and assigns, the full performance and observance of all the covenants, conditions and agreements, including the "Rules and Regulations", therein provided to be performed and observed by Tenant, without requiring any notice or proof of non-payment, non-performance, or non-observance, and without demand, to charge the undersigned therefor, all of which the undersigned hereby expressly waives.

             The undersigned further covenants and agrees: (a) that the validity of this agreement and its obligations hereunder shall in no wise be terminated, affected or impaired by reason of the assertion by Landlord against Tenant of any of the rights or remedies reserved to Landlord pursuant to the provisions of the within lease; (b) that this guaranty shall remain and continue in full force and effect as to any renewal, modification or extension of the within lease.

             As a further inducement to Landlord to make the within lease and in consideration thereof, Landlord and the undersigned covenant and agree that in any action or proceeding or counterclaim brought by either against the other on any matters whatsoever arising out of, under, or in any way connected with said lease or this guaranty, or by virtue of the terms thereof, Landlord and the undersigned shall and do hereby waive trial by jury.

             Dated, New York City, September 19, 1995

                                              KLEINERT'S INC., OF NEW YORK, INC.

/s/ JACK H. SEGAL                            By: /s/   JOSEPH J.CONNORS
-------------------------------              --------------------------
           Witness
                                             Joseph J. Connors
                                             --------------------------
                                             Executive  Vice  President
                                             --------------------------
                                                     Address

                State of New York  )
                                   ) ss.:
                County of New York )

             On this 19th day of September, 1995, before me personally came Joseph J. Connors to me known and known to me to be the individual described in, and who executed the foregoing Guaranty and acknowledged to me that he executed the same.

         /s/ Barbara A. Raskob
        -----------------------
           Notary Public

             RULES AND REGULATIONS

             1. The sidewalks, entrances, passages, courts, elevators, vestibules, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than ingress and egress to and from the demised premises.

             2. The freight and note the passenger elevators shall be used by the working hands of the Tenant and by persons calling for and delivering goods to and from the demised premises.

             3. The Landlord may refuse admission to the building outside of ordinary business hours to any person not known to the watchman in charge or not having a pass issued by the Landlord or not property identified and may require all persons admitted to or leaving the building outside of ordinary business hours to register. Any person whose presence in the building at any time shall, in the Landlord's judgment, be prejudicial to the safety, character, reputation and interests of the building or of its tenants may be denied access to the building or may be ejected therefrom. The Landlord may require any person leaving the building with any package or other object to exhibit a pass from the tenant from those premises the package or object is being removed, but the establishment and enforcement of such requirements shall not impose any responsibility on the Landlord for the protection of any tenant against the removal of property from the premises of the tenant. Landlord shall, in no way, be liable to any tenant for damages or loss arising from the admission, exclusion or ejection of any person to or from the premises or the building under the provision of this Rule.

             4. No tenants shall obtain or accept for use in the premises ice, drinking water, towel, barbering, bootblacking, floor polish or other similar services from any persons not authorized by the Landlord in writing to furnish such services, provided always, that the charges for such services by persons authorized by the Landlord are not excessive. Such services shall be furnished only at hours and under regulations fixed by the Landlord.

             5. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of the Landlord. No curtains, blinds, shades, or screens shall be attached to or hung in, or used in connection with, any window or door of the premises, without the Landlord's prior written consent.

             6. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageways or other public places in the building shall not be covered or obstructed by any Tenant nor shall any bottles, parcels, or other articles be placed on the windowsills.

             7. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the Tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

             8. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they from a part. No boring, cutting or suringing of wires shall be permitted, except with the prior written consent of the Landlord, and as the Landlord may direct. No Tenant shall lay linoleum, or other similar floor coverings, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

             9. No Tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them whether by the use of any instrument, radio, talking machine, unmusical noise, whistling, singing, or in any other way.

             10. No Tenant, nor any of Tenant's servants, employees, agents, visitors or licensees, shall at any time bring or keep upon the demised premises any inflammable, combustible or explosive fluid, chemical or substance, or cause or permit any unusual or objectionable odors to be produced upon or permeate from the demised premises.

             11. No Tenant shall place a load upon any floor of the building exceeding the floor load per square foot area which such floor was designed to carry, and all floor loads shall be evenly distributed. All removals, or the carrying in and out of any safes, freight, furniture or bulky matters of any description must take place during such hours and in a manner approved by the Landlord. The Landlord reserves the right to prescribe the weight and position of safes as well as the placing of large quantities of merchandise. The Landlord reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any provision of the lease of which these Rules and Regulations are a part or any of these Rules and Regulations.

             12. All machinery shall be placed by the Tenant in the demised premises in approved settings to absorb or prevent any vibration, noise or annoyance.

             13. The Landlord shall have the right to prohibit any advertising by any Tenant which, in its opinion, tends to impair the reputation of the building or its desirability as a building for lofts, and upon written notice from the Landlord, Tenants shall refrain from or discontinue such advertising.

             14. Any person employed by any Tenant to do janitor work, shall, while in said building and outside of said demised premises, be subject to, and under the control and direction of the Superintendent of said building (but not as agent or servant of said Superintendent or of the Landlord).

             15. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall co-operate to prevent the same.

             16. No water cooler, air conditioning unit or system or other apparatus shall be installed or used by any Tenant without the written consent of Landlord.

             17. There shall not be used in any space, or in the public halls of any building, either by any tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards.

             18. The Landlord reserves the right to rescind, alter or waive any rule or regulation at any time prescribed for the Building when in its judgment, it deems it necessary, desirable or proper for its best interest and for the best interests of the tenants, and no alteration or waiver of any rule or regulation in favor of one Tenant shall operate as an alteration or waiver in favor of any other Tenant.

             19. The use in the demised premises of auxiliary heating devices, such as portable electric heaters, heat lamps or other devices whose principal function at the time of operation is to produce space heating, is prohibited.

             20. Whenever Tenant shall submit to Landlord any plan, agreement or other document for Landlord's consent or approval, Tenant agrees to pay Landlord as additional rent, on demand, a sum equal to the reasonable fees of any architect, engineer or attorney employed by Landlord to review said plan, agreement or document.

             ADDITIONAL PARAGRAPHS attached to and forming a part of lease dated August 22, 1995 between 112 WEST 34th STREET COMPANY and Kleinert's, Inc. of New York

             Supplementing the provisions of Article 3 and 41 hereof, Landlord, subject to the provision hereof, will not unreasonably withhold consent to an assignment of this lease or to subletting of all or part of the demised premises provided that Tenant will not move the conduct of its business to another building in New York City.

             A. Any such assignment or subletting shall be made solely upon the following terms and conditions:

             1.(a) No assignment and no subletting shall become effective unless and until Tenant shall have given Landlord at least 30 days' prior written notice of such proposed assignment or proposed bona fide subletting and requested Landlord's consent thereto. With the notice Tenant shall submit in writing to Landlord (i) the name and address of the proposed assignee or sublessee, (ii) Tenant will present list of all material terms and conditions of proposed sublease or assignment, (iii) reasonably satisfactory information as to the nature and character of the business of the proposed assignee or sublessee, and as to the nature of its proposed use of the space, and (iv) banking, financial or other credit information relating to the proposed assignee or sublessee reasonably sufficient to enable Landlord to determine the financial responsibility and character of the proposed assignee or sublessee.

             (b) The parties agree that if there is a proposed assignment or a proposed subletting of all of the demised premises, then Landlord shall thereupon have the option, exercisable by written notice within 20 days after receipt of the notice from Tenant, to terminate this lease effective as of the date of the proposed assignment or the commencement date of the term of such proposed subletting. If there is a proposed subletting of part but not all of the demised premises, then Landlord shall thereupon have the option, exercisable by written notice within 30 days after the receipt of the notice from Tenant, to delete the space proposed to be subleased from the premises demised hereunder (with a prorated change in all payments due hereunder for the remainder of the term of this lease) effective as of the commencement date of the term of such proposed subletting. If Landlord shall so terminate this lease or delete portions of space therefrom, then Tenant shall vacate and surrender the demised premises, or the deleted space portion, to Landlord, on or before the date fixed in the Landlord's termination or space deletion notice. Tenant may sublease space to up to 4 separate entities.

             (c) In the event Landlord shall elect not to terminate this lease or delete portions of space therefrom pursuant to the provisions of subdivision (a) hereof and Tenant effects such assignment or subletting, then Tenant thereafter shall pay to Landlord a sum equal to 50% (a) any rent or other consideration paid to Tenant by any subtenant which (after deducting the costs of Tenant, if any, in effecting the subletting, including reasonable alteration costs, commissions and legal fees) is in excess of the rent allocable to the subleased space which is then being paid by Tenant to Landlord pursuant to the terms hereof; and (b) any other profit or gain (after deducting any necessary expenses incurred) realized by Tenant from any such subletting or assignment. All sums payable hereunder by Tenant shall be payable to Landlord as additional rent upon receipt thereof by Tenant.

             2. There shall be no monetary default by Tenant under any of the terms, covenants and conditions of this lease at the time that Landlord's consent to any such subletting or assignment is requested and on the date of the commencement of the term of any such proposed sublease or the effective date of any such proposed assignment.

             3. Upon receiving Landlord's written consent, a duly executed copy of the sublease or assignment shall be delivered to Landlord within ten
        (10) days after execution thereof. Any such sublease shall provide that the subtenant shall comply with all applicable terms and conditions of this lease to be performed by the Tenant hereunder. Any such assignment of lease shall contain an assumption by the assignee of all of the terms and obligations of this lease to be performed by the Tenant.

             4. Anything herein contained to the contrary notwithstanding:

             (a) Tenant shall not advertise or list its space for assignment or subletting at a rental rate lower than the rental rate then being paid by Tenant to Landlord.

             (b) The transfer of a majority of the issued and outstanding capital stock of any corporate Tenant of this lease or a majority of the total interest in any partnership Tenant, however accomplished, and whether in a single transaction or in a series of related or unrelated transactions, shall be deemed an assignment of this lease. The transfer of outstanding capital stock of any corporate Tenant, for purposes of this Article, shall not include sale of such stock by persons other than those deemed "insiders" within the meaning of the Securities Exchange Act of 1934 as amended, and which sale is effected through the "over-the-counter market" or through any recognized stock exchange.

             5. No assignment or subletting shall be made:

             (a) To any person or entity shall at that time be a tenant, subtenant or other occupant of any part of the building of which the demised premises form a part: or which shall within the prior six months have been negotiating with the Managing Agent to become such a tenant, subtenant or occupant unless Landlord has the comparable space.

             (b) By the legal representatives of the Tenant or by any person to whom Tenant's interest under this lease passes by operation of law, except in compliance with the provisions of this Article and Articles 3 and 41 hereof; and

             (c) To any person or entity for the conduct of a business which is not the business as stated in paragraph, or to any person or entity for the conduct of a business which is not in keeping with the standards for and general character of the building of which the demised premises form a part.

             6. No other or further assignment or subletting shall be made except in compliance with the provisions of this Article and Articles 3 and 41 hereof.


             ADDITIONAL PARAGRAPHS attached to and forming a part of lease dated August 22, 1995 between 112 WEST 34TH STREET COMPANY and KLEINERT'S, INC. OF NEW YORK.

             50. It is understood and agreed that this lease is submitted to Tenant in the understanding that it shall not be considered an offer and shall not bind Landlord in any way until (i) Tenant has duly executed and delivered duplicate originals to Landlord and (ii) Landlord has executed and delivered one of said originals to Tenants.

             51. Tenant shall not be required to pay base rent, for the four (4) months of November, 1995, December, 1995, January, 1996 and February, 1996. It is understood and agreed that in no event shall tenant be entitled to more than four (4) months free rent.

             52. It is understood and agreed that Landlord and tenant will share equally in the cost of the installation for Room 1710 as per plan prepared by "The Phillips Janson Group". In no event shall Landlord's cost exceed One Hundred Seventy Five Thousand Dollars ($175,000.00).

             PLEASE NOTE: TENANT IS RESPONSIBLE TO PAY ANY FEES INCURRED IN DESIGNING THE SPACE. THE SPACE DESIGNER AND/OR ARCHITECT FEES SHALL BE THE SOLE RESPONSIBILITY OF TENANT.